OLD WESTBURY FUNDS, INC.

(the “Corporation”)

Old Westbury All Cap Core Fund

Old Westbury Large Cap Strategies Fund

Old Westbury Small & Mid Cap Strategies Fund

Old Westbury Credit Income Fund

Old Westbury Fixed Income Fund

Old Westbury Municipal Bond Fund

Old Westbury California Municipal Bond Fund

Old Westbury New York Municipal Bond Fund

(together, the “Funds”)

Supplement dated June 15, 2023 to the
Statement of Additional Information (“SAI”) dated March 1, 2023, as supplemented

This Supplement updates, and should be read in conjunction with, the information provided in the Fund’s SAI dated March 1, 2023, as supplemented.

Effective May 31, 2023, Ms. Lisa M. King no longer serves as Secretary of the Corporation. The Board of Directors of the Corporation has appointed Ms. Nicola R. Knight to serve as Secretary and Ms. Heather Crowley to serve as Assistant Secretary of the Corporation.

Accordingly, effective immediately, the SAI is hereby revised as follows:

•	All references and information regarding Ms. King are deleted.

•	The section captioned “WHO MANAGES AND PROVIDES SERVICES TO THE FUNDS?” and sub-captioned “Officers” is revised by replacing the entry for Nicola R. Knight in the table captioned “OFFICERS OF THE CORPORATION” with the following:

Name, Address, and Age	Position(s) Held with Funds	Term of Office; Term Served in Office	Principal Occupation(s) During Past 5 Years

Nicola R. Knight 1271 Avenue of the Americas New York, NY 10020 Age: 60	Secretary; Chief Legal Officer	Indefinite; Chief Legal Officer 2 Years; Secretary since May 31, 2023	Managing Director of Bessemer Trust Company, N.A. (“Bessemer”) (Since 2020); Principal and Associate General Counsel of Bessemer (Since 2007).

•	The same section is revised by adding the following as a new row in the table captioned “OFFICERS OF THE CORPORATION”:

Name, Address, and Age	Position(s) Held with Funds	Term of Office; Term Served in Office	Principal Occupation(s) During Past 5 Years

Heather Crowley 1 Boston Place, 7th Floor Boston, Massachusetts 02108 Age: 42	Assistant Secretary	Indefinite; Since May 31, 2023	Vice President and Group Manager, BNY Mellon, Regulatory Administration (Since 2019); Vice President and Lead Manager, BNY Mellon (2016-2018).

•	The section captioned “Additional Information Concerning Our Board of Directors” and sub-captioned “Committees” is revised by replacing the fourth sentence of the second paragraph of that section in its entirety with the following:

To submit a recommendation for nomination as a candidate for a position on the Board, shareholders of the Funds shall mail such recommendation to the Corporation’s Assistant Secretary, Heather Crowley, at The Bank of New York Mellon, 1 Boston Place, 7th Floor, Boston, Massachusetts 02108.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE